Derivative	12 Months Ended
Dec. 31, 2012
DERIVATIVE [Abstract]
Derivative
22.	DERIVATIVE

In June 2009, Shengqu entered into an arrangement with a bank in China whereby Shengqu obtained a loan of US$102.5 million which was repaid in June 2010. The loan bore interest at 1.35% per annum and was collateralized with a cash deposit of RMB702 million from Shengqu. The interest earned from the RMB cash deposit is 2.25% per annum. In connection with the loan, Shengqu also entered into a foreign currency forward contract with the same bank by fixing the exchange rate of USD to RMB at 6.8445 at the time when it repays the U.S. dollar loan. The Group recorded the foreign currency forward contract as a derivative and marked-to-market at each balance sheet date. The loan is remeasured at each period end to Shengqu’s functional currency and is netted off against its RMB cash deposit due to the existence of the legal set off right. On June 30, 2010, the forward contract was executed by releasing of RMB cash deposit to settle the principal and interest on the loan.

In the second quarter of 2012, the Group entered into several foreign currency forward contracts with certain domestic banks to manage foreign exchange rate exposure by fixing the exchange rates of USD to RMB at the contract maturity dates. None of the forward contracts were designated in hedging relationships; therefore, the foreign currency forward contracts were remeasured at fair value at the end of each reporting period with changes in fair value recognized in the consolidated statement of operations and comprehensive income. As of December 31, 2012, the total notional value amounted to US$196 million with a weighted average forward exchange rate of US$1.00 to RMB6.31. The Group recorded a derivative liability of RMB9.3 million in “other payables and accruals” for the current liability and a corresponding unrealized loss of RMB9.3 million and realized loss of RMB13.2 million as other expense in 2012.